UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2016

Southcross Energy Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35719	45-5045230
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

1717 Main Street
Suite 5200
Dallas, Texas 75201
(Address of principal executive office) (Zip Code)

(214) 979-3700
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On January 7, 2016, Southcross Energy Partners, L.P. (the “Partnership,” “us” or “our”) issued at par Senior Unsecured PIK Notes in the aggregate principal amount of $14,000,000 (collectively, the “Notes”) to affiliates of EIG Global Energy Partners and Tailwater Capital LLC (collectively, the “Lenders”). The Notes bear interest at a rate of 7% per annum, payable in cash or, at the option of the Partnership, in-kind. The Notes will mature on January 7, 2017. The Partnership expects to use proceeds from the issuance of the Notes for working capital purposes.

Certain affiliates of the Lenders indirectly own, in the aggregate, approximately 70% of the Class A Units of Southcross Holdings LP, which indirectly owns (i) Southcross Energy Partners GP LLC, the general partner of the Partnership (the “General Partner”) and the holder of the Partnership’s incentive distribution rights, (ii) approximately 23% of our common units, and (iii) 100% of our subordinated units and our Class B Convertible Units. Collectively, affiliates of the Lenders have appointed two of the directors to the board of directors of the General Partner (the “Board”). The terms of the Notes were unanimously approved by the Board, and the conflicts committee of the Board (the “Conflicts Committee”), which is composed entirely of independent directors. The Conflicts Committee retained independent legal advisors to assist it in evaluating and negotiating the terms of the Notes.

The foregoing description of the Notes is qualified by reference to the form of Senior Unsecured PIK Note filed as Exhibits 10.1, which is incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure

On January 8, 2016, the Partnership issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that the Board approved management’s recommendation to suspend the Partnership’s quarterly cash distribution, commencing with respect to the quarter ended December 31, 2015, and that the Partnership has engaged legal and financial advisors to evaluate opportunities to enhance its capital structure and liquidity position. The release also announced the issuance of the Notes.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

10.1	Form of Senior Unsecured PIK Note, dated as of January 7, 2016, by and between Southcross Energy Partners, L.P. and the Lender party thereto.
99.1	Press Release dated January 8, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Southcross Energy Partners, L.P.
By: Southcross Energy Partners GP, LLC, its general partner

Dated: January 8, 2016	By:	/s/ Bret M. Allan
Bret M. Allan Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Form of Senior Unsecured PIK Note, dated as of January 7, 2016, by and between Southcross Energy Partners, L.P. and the Lender party thereto.
99.1	Press Release dated January 8, 2016.